UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

KKR & CO. L.P.
KKR FINANCIAL HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34820 001-33437	26-0426107 11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 West 57th Street, Suite 4200, New York, NY 555 California Street, 50th Floor, San Francisco, CA	10019
94104
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(415) 315-3620
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On April 23, 2015, KKR & Co. L.P. issued a press release announcing its financial results for the quarter ended March 31, 2015.  While the release may contain certain information regarding KKR Financial Holdings LLC (“KFN”), KFN will be separately reporting its financial results for the quarter ended March 31, 2015 in its quarterly report on Form 10-Q.

The press release is furnished as Exhibit 99.1 to this Report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit furnished by this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release of KKR & Co. L.P., dated April 23, 2015, announcing its results for the quarter ended March 31, 2015 (This exhibit is furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P.

By: KKR Management LLC, its general partner

		By:	/s/ William J. Janetschek
		Name:	William J. Janetschek
		Title:	Chief Financial Officer

KKR FINANCIAL HOLDINGS LLC

		By:	/s/ Thomas N. Murphy
		Name:	Thomas N. Murphy
Date:	April 23, 2015	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of KKR & Co. L.P., dated April 23, 2015, announcing its results for the quarter ended March 31, 2015 (This exhibit is furnished and not filed)